                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2003


                              Carmike Cinemas, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                    000-14993
                                    ---------
                            (Commission File Number)


                                   58-1469127
                                   ----------
                      (IRS Employer Identification Number)


                   1301 First Avenue, Columbus, Georgia, 31901
                   -------------------------------------------
                    (Address of principal executive offices)



                                 (706) 576-3400
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  Changes to Registrant's Certifying Accountants

         On April 7, 2003 Carmike Cinemas, Inc. ("Carmike") determined not to renew the engagement of its independent accountants, Ernst & Young LLP ("Ernst & Young"), and appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its new independent accountants, effective immediately. This determination followed Carmike's decision to seek proposals from independent accountants to audit Carmike's financial statements for the fiscal year ending December 31, 2003. The decision not to renew the engagement of Ernst & Young and to retain PricewaterhouseCoopers was approved by Carmike's Audit Committee. Ernst & Young was dismissed effective as of April 7, 2003.

         During Carmike's two most recent fiscal years ended December 31, 2002 and the subsequent interim period through April 7, 2003, there were no disagreements between Carmike and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Ernst & Young's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Carmike's two most recent fiscal years and the subsequent interim period through April 7, 2003.

         The audit reports of Ernst & Young on the consolidated financial statements of Carmike and its subsidiaries as of and for the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Carmike provided Ernst & Young with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Ernst & Young's letter, dated April 7, 2003, stating its agreement with such statements.

         During Carmike's two most recent fiscal years ended December 31, 2002, and the subsequent interim period through April 7, 2003, Carmike did not consult with PricewaterhouseCoopers regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  16 Letter of Ernst & Young LLP regarding change in certifying accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  April 7, 2003.



                                       CARMIKE CINEMAS, INC.


                                 By:   /s/ Martin A. Durant
                                       ----------------------------------------
                                       Martin A. Durant
                                       Senior Vice President - Finance,
                                       Treasurer and Chief Financial Officer



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